EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


               As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K into First Commerce Corporation's previously filed Registration Statement File No. 2-97152 on Form S-8,
          Registration Statement File No. 33-925 on Form S-8, Registration Statement File No. 33-28002 on Form S-8 and Registration Statement File No. 33-50150 on Form S-8.





          New Orleans, Louisiana,                ARTHUR ANDERSEN & CO.
          March 24, 1994